TRANSAMERICA DIVERSIFIED EQUITY

Summary Prospectus

March 1, 2011

Class	CLASS P
& Ticker	TADPX

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, dated March 1, 2011, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this summary prospectus.

Effective on or about March 21, 2011, the fund's name will change to Transamerica WMC Diversified Equity.

Investment Objective: Seeks to maximize capital appreciation.

Effective on or about March 21, 2011, the fund's investment objective will be as follows:

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class P Shares*
Management fees	0.72%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.41%
Total annual fund operating expenses	1.38%
Expense reduction[a]	0.23%
Total annual fund operating expenses after expense reduction	1.15%

a Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2012, to waive fees and/or reimburse fund expenses to the extent that Class P’s total operating expenses exceed 1.15%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses.

* Closed to new investors except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries and registered investment advisers that maintain a sales agreement with the fund’s distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$414	$733	$1,637

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the portfolio turnover rate was 79% of the average value of the fund's portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the fund's sub-adviser, invests, under normal circumstances, at least 80% of the fund's net assets in domestic equity securities. The fund typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The fund may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Effective on or about March 21, 2011, the fund's principal investment strategies will be as follows:

Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek diversified sources of return from these criteria.

The fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The fund may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

• Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

• Focused Investing – To the extent the fund invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Effective on or about March 21, 2011, the fund will be subject to the following additional principal risk:

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

On November 13, 2009, the fund acquired the assets and assumed the liabilities of two Transamerica Funds and two Transamerica Premier Funds, including Transamerica Premier Diversified Equity Fund (the “predecessor fund”), and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s performance and financial history were adopted by the fund. In connection with the reorganization, former Investor Class shareholders of the predecessor fund received Class P shares of the fund. The performance of Class P shares of the fund includes the performance of the predecessor fund’s Investor Class shares prior to the reorganization.

Annual Total Returns (calendar years ended December 31) – Class P

	Quarter Ended	Return
Best Quarter:	06/30/2009	20.69%
Worst Quarter:	12/31/2008	-24.40%

Average Annual Total Returns (periods ended December 31, 2010)1

	1 Year	5 Years	10 Years or Inception
Class P (predecessor fund commenced operations on March 31, 1998)
Return before taxes	18.76%	4.14%	3.36%
Return after taxes on distributions[2]	18.52%	3.84%	3.20%
Return after taxes on distributions and sale of fund shares[2]	12.52%	3.50%	2.87%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

1 Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

2  The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Effective on or about March 21, 2011, the fund's sub-adviser and portfolio manager will be as follows:

Sub-Adviser:

Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class P shares are closed to new investors except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries and registered investment advisers that maintain a sales agreement with the fund’s distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts. You buy and redeem shares at the fund’s next determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MSPAP0311DE